SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.___)

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Filed by a Party other than the Registrant [   ]

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

ASSISTED LIVING CONCEPTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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Assisted Living Concepts, Inc.
April 10, 2002

Dear Shareholder:

      I cordially invite you to attend the Annual Meeting of Stockholders of Assisted Living Concepts, Inc. (the “Company”) to be held on Wednesday, May 8, 2002, at 3:00 p.m. local time at the Company’s corporate office, 11835 N.E. Glenn Widing Drive, Building E, Portland, Oregon 97220-9057.

      At the Annual Meeting, you will be asked to reelect Richard C. Ladd and Leonard M. Tannenbaum and to elect W. Andrew Adams, Andre C. Dimitriadis, Mark Holliday, Matthew G. Patrick and myself to the Board of Directors of the Company. You will also be asked to approve the Company’s 2002 Incentive Award Plan. I urge you to carefully read the Proxy Statement.

      After just a few weeks, I am excited about the opportunity to lead Assisted Living Concepts at this period in our corporate history. The assisted living industry has and continues to go through a maturation process. The forces that fueled its growth are still very much at work today. There continues to be an increase in demand for seniors who require an option in the continuum of housing and personal care available to them. Our model, a residential, home-like environment where seniors can receive assistance they require with the activities of daily living, has become an accepted and highly desired alternative for both the senior and family members.

      I hope that you will be able to attend the meeting in person. However, whether or not you plan to attend the meeting, please mark, sign, date and return the enclosed proxy card promptly. A prepaid envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy, if given.

      I look forward to seeing you at the Annual Meeting.

Sincerely,

Steven L. Vick
President and CEO

ASSISTED LIVING CONCEPTS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 8, 2002

To our Stockholders:

      The 2002 Annual Meeting of Stockholders of Assisted Living Concepts, Inc. (“ALC” or the “Company”) will be held at the corporate offices of ALC located at 11835 N.E. Glenn Widing Drive, Building E, Portland, Oregon 97220-9057, on Wednesday, May 8, 2002, at 3:00 p.m. local time, for the following purposes:

(1) To elect seven directors for the ensuing year or until the election and qualification of their respective successors;

(2) To approve the 2002 Incentive Award Plan (the “Stock Option Plan”), which is included in this Proxy Statement as Appendix A; and

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.

      Only stockholders whose names appear of record on the books of ALC at the close of business on March 31, 2002, are entitled to notice of, and to vote at, such Annual Meeting or any adjournments or postponement thereof.

      The enclosed proxy is solicited by the Board of Directors of ALC, which recommends that stockholders vote FOR the directors nominated in Proposal No. 1 and FOR approval of the Stock Option Plan as set forth in Proposal No. 2. Please refer to the attached Proxy Statement, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the Annual Meeting.

      Certain information included in this Proxy Statement relates to the Company’s management during the fiscal year ended December 31, 2001, as required by the rules promulgated under the Securities Exchange Act of 1934, as amended. The Company has also provided more current information in this Proxy Statement where appropriate and available.

      You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please sign and date the enclosed proxy and return it as promptly as possible in the enclosed self-addressed, postage-prepaid envelope. If you attend the Annual Meeting and wish to vote in person, your proxy will not be used.

By order of the Board of Directors

SANDRA CAMPBELL
Senior Vice President, General Counsel
and Secretary

Portland, Oregon

April 10, 2002

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS
DIRECTORS
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
PROPOSAL NO. 2 APPROVAL OF 2002 INCENTIVE AWARD PLAN
OWNERSHIP IN SECURITIES OF THE COMPANY
Principal Stockholders and Management Ownership
STOCK PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
EMPLOYMENT AGREEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING
OTHER MATTERS
APPENDIX A

ASSISTED LIVING CONCEPTS, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 8, 2002

Information about the 2002 Annual Meeting

     This Proxy Statement is furnished to the stockholders of Assisted Living Concepts, Inc., a Nevada corporation (“ALC” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of ALC for use at the Annual Meeting of Stockholders to be held on Wednesday, May 8, 2002, at 3:00 p.m. local time, at the corporate offices of ALC located at 11835 N.E. Glenn Widing Drive, Building E, Portland, Oregon 97220-9057, and at any and all adjournments or postponements thereof (the “Annual Meeting”).

     A copy of the Company’s fiscal 2001 Annual Report to Stockholders and this Proxy Statement and accompanying proxy card solicited on behalf of the Board of Directors will be first mailed to ALC’s stockholders on or about April 15, 2002.

     On March 31, 2002, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 6,431,759 shares of common stock, par value $0.01 per share (the “Common Stock”), were outstanding. Each such share is entitled to one vote on all matters properly brought before the meeting. The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but otherwise have no legal effect in the election of directors. Stockholders are not permitted to cumulate their votes for the purpose of electing directors or otherwise. The proposal to approve the Stock Option Plan shall be approved upon receiving affirmative votes of a majority of the shares present or represented and entitled to vote at the Annual Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, proxies that reflect abstentions as to a particular proposal will be treated as voted for the purpose of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as un-voted for purposes of determining approval and will not be counted as voted for or against that proposal.

Voting Procedures

     A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to sign, date, and return the proxy card at or before the Annual Meeting. Concerning the election of directors, you may: (a) vote for all of the director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or (c) vote for all director nominees as a group except those nominees you identify on the appropriate line. For the proposal to approve the Stock Option Plan, you may either vote for or against such proposal.

     Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, the Company will vote signed returned proxies for the Board’s nominees. You may revoke your proxy by filing a written notice of revocation with the Company. You may also revoke your proxy by (a) filing a new proxy bearing a later date with the Company, or (b) by attending the meeting and voting in person.

     The Company does not know of any other business that may be presented at the annual meeting. If a proposal other than the ones listed in the Notice is presented at the annual meeting, your signed proxy card gives authority to Steven L. Vick and Drew Q. Miller to vote your shares on such matters in their discretion.

     Certain information included in this Proxy Statement relates to the Company’s management during the fiscal year ended December 31, 2001, as required by the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has also provided more current information in this Proxy Statement where appropriate and available.

     The Company’s principal executive offices are located at 11835 N.E. Glenn Widing Drive, Building E, Portland, Oregon 97220-9057.

The date of this Proxy Statement is April 10, 2002.

PROPOSAL NO. 1

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

      At the Annual Meeting, seven directors will be elected to hold office until the 2003 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified.

      The nominees for election as directors at the Annual Meeting are the same directors who began serving on the Board of Directors as of January 1, 2002, the effective date (the “Effective Date”) of the Company’s First Amended Joint Plan of Reorganization under the United States Bankruptcy Code (the “Plan”), except for Steven L. Vick, who was subsequently appointed to fill a vacancy. Those directors who are nominees are: Steven L. Vick, W. Andrew Adams, Andre C. Dimitriadis, Richard C. Ladd, Mark Holliday, Matthew G. Patrick and Leonard M. Tannenbaum. Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote for the election of the nominees named above to hold office as directors until the 2003 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified.

      If any nominee becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares of Common Stock represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of such proxies.

DIRECTORS

      The following table sets forth certain information concerning the nominees for election.

Name	Age(1)	Position

W. Andrew Adams(2)	56	Chairman of the Board of Directors
Andre C. Dimitriadis(2)(3)	61	Director
Richard C. Ladd	63	Director
Mark Holliday(3)	33	Director
Matthew G. Patrick(3)	42	Director
Leonard M. Tannenbaum(2)	30	Director
Steven L. Vick	43	Director, President and Chief Executive Officer

(1)	As of December 31, 2001.

(2)	Current member of the Compensation Committee.

(3)	Current member of the Audit Committee.

      W. Andrew Adams became a member of the Board of Directors in January 2002. He has served as President and a director of the National Health Investors, Inc. (“NHI”) since its inception in 1991 and currently serves as its President, Chief Executive Officer and Chairman of the Board. Mr. Adams has also been President and a director of National HealthCare Corporation (“NHC”), NHI’s Investment Advisor, since 1974. He also serves in these positions for National Health Realty, Inc. since its spin-off in late 1997. Mr. Adams serves on the Board of Directors of Lipscomb University in Nashville, Tennessee, SunTrust Bank in Nashville, Tennessee, and Boy Scouts of America. He received his M.B.A. from Middle Tennessee State University.

      Andre C. Dimitriadis became a member of the Board of Directors in January 2002. Mr. Dimitriadis founded LTC Properties, Inc. (“LTC”) in 1992 and has been its Chairman and Chief Executive Officer since its inception. In 2000, Mr. Dimitriadis also assumed the position of President of LTC. Mr. Dimitriadis is also the Chief Executive Officer and Chairman of the Board of CLC Healthcare, Inc. (previously LTC Healthcare, Inc.) and serves on the board of Magellan Health Services.

      Richard C. Ladd served as Chairman of the Board of Directors from March 1999 to March 2000 and has been a director since September 1994. Since September 1994, Mr. Ladd has been the President of Ladd and

Associates, a health and social services consulting firm. He is also co-director of the National Long-Term Care Balancing Project and was an adjunct assistant professor at the School of Internal Medicine, University of Texas Medical Branch at Galveston, Texas. From June 1992 to September 1994, Mr. Ladd served as the Texas Commissioner of Health and Human Services where he oversaw the development and implementation of a 22,000-bed Medicaid Waiver Program to be used for assisted living and other community-based service programs. From November 1981 to June 1992, Mr. Ladd served as Administrator of the Oregon Senior and Disabled Services Division. He is also a member of numerous professional and honorary organizations.

      Mark Holliday became a member of the Board of Directors in January 2002. Mr. Holliday is currently with Heartland Capital Corporation, a private hedge fund focusing on financially distressed companies. Previously, Mr. Holliday held the position of Financial Analyst with Continental Partners where he specialized in restructuring advisory services. Mr. Holliday has over 10 years of restructuring and bankruptcy related experience.

      Matthew G. Patrick became a member of the Board of Directors in January 2002. Mr. Patrick is currently a consultant to long-term care companies on financial strategy and organizational issues. Previously Mr. Patrick was Vice President and Treasurer of Sun Healthcare Group, Inc., from 1998 through July, 2001. From 1993 to 1998, Mr. Patrick was Vice President of the Dallas Agency of The Sanwa Bank, Ltd. From 1992 to 1993, Mr. Patrick served as financial consultant for Merrill, Lynch, Pierce, Fenner and Smith, Inc.’s Private Client Group in Dallas and from 1985 to 1990 he held various financial positions in the International Division of National Westminster Bank, PLC.

      Leonard M. Tannenbaum, CFA, was elected to the Board of Directors in January 2001. Mr. Tannenbaum is currently the Managing Partner at MYFM Capital LLC, an investment banking firm. Mr. Tannenbaum currently serves on the board of directors of the following public companies: Cortech, Inc.; New World Coffee-Manhattan Bagel, Inc.; and General Devices, Inc. He also currently serves on the board of Timesys, an embedded Linux company, and Transcentives.com, an internet holding company. He formerly served on the board of Westower Corporation. Previously, Mr. Tannenbaum was the president of the on-line auction company CollectingNation.com, a partner in a $50 million hedge fund, an assistant portfolio manager at Pilgrim Baxter, and an Assistant Vice President in Merrill Lynch’s small company group. Mr. Tannenbaum received both his M.B.A. and Bachelors of Science from the Wharton School at the University of Pennsylvania.

      Steven L. Vick became President and Chief Executive Officer on February 18, 2002, and a member of the Board of Directors of the Company on March 6, 2002. Mr. Vick previously served as President of Alterra Healthcare Corporation (“Alterra”) from January 5, 2001 to February 15, 2002 and as the Chief Operating Officer from October 1997 to January 2001 and a director from October 1997 to February 15, 2002. He served as the President and a director of Sterling House Corporation (“Sterling”) since he co-founded Sterling in 1991 until subsequent to Sterling’s merger with the Alterra in October 1997. Mr. Vick previously practiced as a certified public accountant specializing in health care consulting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Committees

      The Board of Directors has an Audit Committee and Compensation Committee. There is no standing Nominating Committee.

Audit Committee

      At December 31, 2001, the Audit Committee was comprised of Jill M. Krueger, John Gibbons and Richard C. Ladd. Ms. Krueger served as the Chairperson of this committee. Currently, the Audit Committee is comprised of Andre C. Dimitriadis, Chair, Mark Holliday and Matthew G. Patrick. Each member of the Audit Committee, other than Mr. Dimitriadis, is considered an “independent director” as defined by the rules of the American Stock Exchange. Mr. Dimitriadis is the President, Chief Executive Officer and Chairman of

the Board of Directors of LTC Properties, Inc. (“LTC”), the lessor for a number of our residences. See “Compensation Committee Interlocks and Insider Participation”. Because the Company paid LTC rent totalling more than 5% of the Company’s gross revenues for 2001, Mr. Dimitriadis is not considered “independent” under the American Stock Exchange rules. However, his service on the Audit Committee is permitted under the American Stock Exchange rules because the Board has determined that his service is required by the best interests of the Company and its stockholders. The reason for this determination is that Mr. Dimitriadis has considerable experience with financial matters generally, and with financial matters related to the assisted living industry in particular, and such experience will be necessary to the Company’s financial health in the foreseeable future.

      The Audit Committee is authorized to select and recommend to the Board of Directors the independent accountants to serve the Company for the ensuing year, review with the independent accountants the scope and results of the audit, review management’s evaluation of the Company’s system of internal controls, and review non-audit professional services provided by the independent accountants and the range of audit and non-audit fees. The Company has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix B. To ensure independence of the audit, the Audit Committee consults separately and jointly with the independent accountants and management.

Compensation Committee

      At December 31, 2001, the Compensation Committee was comprised of John Gibbons, Chair, Jill M. Krueger and Leonard M. Tannenbaum. Currently, the Compensation Committee is comprised of Leonard M. Tannenbaum, Chair, W. Andrew Adams and Andre C. Dimitriadis.

      The Compensation Committee reviews and approves the compensation of the Company’s executive officers and determines the general compensation policy for the Company. The Compensation Committee also is responsible for the administration of all stock option plans, unless otherwise administered by the Board of Directors. In 2001, the Committee administered the Amended and Restated 1994 Stock Option Plan (the “1994 Stock Option Plan”). As of January 1, 2002, as part of the Plan, the 1994 Stock Option Plan and the Non-Executive Employee Equity Participation Plan were cancelled, together with all of the stock options which had been granted under those two plans. As of March 6, 2002, the Board of Directors adopted the 2002 Incentive Award Plan (the “Stock Option Plan”), which the Compensation Committee administers, unless otherwise administered by the Board of Directors.

Activities of the Board and Committees

      During 2001, the Board of Directors held 27 meetings and twice took actions through unanimous written consents in lieu of meetings. During that period, no incumbent director attended fewer than 75% of the total number of meetings of the Board and committees of the Board on which he or she served.

      The Audit and Compensation Committees held five and seven meetings, respectively. On one occasion, the Compensation Committee took action through unanimous written consent.

Board of Directors Compensation

      Non-employee directors are compensated for services as director and are reimbursed for travel expenses incurred in connection with their duties as directors. Under the terms of the Stock Option Plan, as of the date of the adoption of that Stock Option Plan by the Board of Directors, which occurred on March 6, 2002, each of the six non-employee directors automatically received a non-qualified stock option to purchase 2,000 shares of common stock, with an additional subsequent option to purchase 500 shares of common stock (the “500-Share Option”) to be automatically granted at the annual stockholders meeting on May 8, 2002, conditioned upon the grantee’s re-election to the Board. The initial grant to each non-employee director of an option to purchase 2,000 shares vests at the rate of one-third at the annual stockholders meeting on May 8, 2002, and one-third at each of the two subsequent annual stockholders meetings thereafter. The 500-Share Option vests as of the date of the anniversary of the annual stockholders meeting, instead of over the course of three annual stockholders meetings, as with the initial grant. Thus, as of March 6, 2002, options totaling

12,000 shares of common stock had been granted to the six non-employee directors and, as of May 8, 2002, additional options totaling 3,000 shares will have been granted to the six non-employee directors, if re-elected.

      During 2001, each non-employee director received a fee of $5,000 per quarter for services as a director (except for the Vice Chair who received $5,000 per month), plus, effective March 25, 2001, $2,500 for attendance in-person, or $1,000 for attendance by telephone, at each meeting of the Board of Directors or of any committee meeting held on a day on which the Board of Directors did not meet. In addition, committee chairpersons received $500 and $250 per month, respectively, for preparation for in-person meetings and for telephone meetings.

      During 2002, non-employee directors will receive $12,000 per year, payable quarterly, in arrears, $1,000 for attendance in-person and $500 for attendance by telephone (unless it is purely an administrative meeting in which event there is no compensation), at each meeting of the Board of Directors or of any committee meeting held on a day on which the Board of Directors did not meet.

Required Vote for Approval and Recommendation of the Board of Directors

      The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but otherwise have no legal effect in the election of directors. Stockholders are not permitted to cumulate their votes for the purpose of electing directors or otherwise. The Board of Directors recommends a vote FOR the election to the Board of Directors of each of the seven nominees identified above.

PROPOSAL NO. 2

APPROVAL OF 2002 INCENTIVE AWARD PLAN

General

      The Board of Directors has recommended stockholder approval of adoption of the Stock Option Plan, as a means to attract, retain the services of, and provide stock based incentive compensation to key employees, directors and consultants of the Company.

      On March 6, 2002, the Board adopted the Stock Option Plan. The Stock Option Plan consists of two plans, one pertaining solely to the grant of incentive stock options and one pertaining to the grant of other incentive awards, including non-qualified stock options. The principal purposes of the Stock Option Plan are to enable the Company to obtain and retain the services of directors, key employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company or other rights which will reflect the Company’s growth, development and financial success. Grants or awards of incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, performance awards, dividend equivalents, deferred stock and stock payments (collectively, “Awards”), each described in further detail below, are authorized under the Stock Option Plan.

      Under the Stock Option Plan as adopted by the Board, not more than 650,000 shares of Common Stock (subject to adjustment as provided in the Stock Option Plan) are authorized for issuance upon the exercise or vesting of options, SARs and other Awards. The Stock Option Plan further provides that the maximum number of shares which may be subject to Awards granted under the Stock Option Plan to any individual in any calendar year cannot exceed 100,000 (subject to adjustment as provided in the Stock Option Plan), and the maximum amount of any performance award payable to certain key employees whose compensation may be subject to a $1 million limit on deductible compensation imposed by the Internal Revenue Code is $100,000 with respect to any calendar year.

      As of March 29, 2002, a total of 77,000 shares were subject to outstanding NQSOs held by the six non-employee directors and the president and chief executive officer of the Company under the Stock Option Plan, and 573,000 shares remained available for the grant of new stock options, SARs and other Awards under the Stock Option Plan. On March 29, 2002, the fair market value of a share of Common Stock as determined in accordance with the Stock Option Plan was $3.10 per share.

      The Common Stock available under the Stock Option Plan upon exercise of options and other Awards may be either previously authorized but unissued shares or treasury shares. The Committee (as defined below) will make appropriate adjustments in the number and kind of securities subject to the Stock Option Plan and to outstanding Awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; the sale, transfer, exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company; or any other similar corporate transaction or event (an “extraordinary corporate event”).

      If any portion of an option, SAR or other Award expires or is canceled without having been fully exercised, or is exercised for cash (as permitted under the Stock Option Plan), the shares which were subject to the unexercised portion of such option or other Award will continue to be available for issuance under the Stock Option Plan.

      The principal features of the Stock Option Plan are summarized below, but the summary is qualified in its entirety by reference to the Stock Option Plan itself, which is set forth in its entirety in Appendix A.

Administration

      The Compensation Committee of the Board or a subcommittee thereof (the “Committee”) will administer the Stock Option Plan. The Committee will consist solely of at least two members of the Board, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act (“Rule 16b-3”) and, with respect to options and other Awards which are intended to constitute performance-based compensation under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), an “outside director” for purposes of Section 162(m). Subject to the terms and conditions of the Stock Option Plan, the Committee has the authority to select the employees and consultants to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Stock Option Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Stock Option Plan. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, will conduct the general administration of the Stock Option Plan with respect to options and dividend equivalents granted to independent (non-employee) directors.

Payment for Shares

      The exercise or purchase price for all options, SARs and other Awards that provide a right to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock owned by the recipient (or issuable upon exercise of the option) valued at its fair market value on the date of exercise or through delivery of other property which constitutes good and valuable consideration, through delivery of a full recourse promissory note bearing interest payable to the Company, or through delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the option, and that the broker has been directed to pay the net proceeds of the sale to the Company in satisfaction of the exercise price, or by a combination of the foregoing. In addition, the Committee may, in its discretion, allow a delay in payment up to thirty (30) days from the date the option, or portion thereof, is exercised.

Amendment and Termination

      Amendments of the Stock Option Plan to increase the number of shares as to which options, SARs or other Awards may be made or to modify the maximum number of shares which may be subject to options,

SARs or other Awards granted under the Stock Option Plan to any individual in any calendar year (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions), require the approval of the Company’s stockholders. In all other respects, the Stock Option Plan can be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Stock Option Plan will not, without the consent of the participant, alter or impair any rights or obligations under any option, SAR or other Award previously awarded, unless the agreement governing such option, SAR or other Award itself otherwise expressly so provides. No termination date is specified for the Stock Option Plan. However, no Awards may be granted or awarded during any period of suspension or after termination of the Stock Option Plan, and in no event may any ISO be granted under the Stock Option Plan after the expiration of 10 years from the date the Stock Option Plan was adopted by the Board.

Eligibility

      Options, SARs and other Awards under the Stock Option Plan may be granted to individuals who are then officers or other key employees of the Company or any of its present or future subsidiaries. Certain of such awards also may be granted to consultants of the Company selected by the Committee for participation in the Stock Option Plan. More than one option, SAR or other Award may be granted to an employee, independent director or consultant, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an ISO is first exercisable by an optionee (i.e., “vests”) during any calendar year cannot exceed $100,000. To the extent this amount exceeds $100,000, such options will be taxed as NQSOs rather than as ISOs. Independent directors of the Company will be granted NQSOs in accordance with the Stock Option Plan, as described in further detail below.

Awards Under the Plan

      The Stock Option Plan provides that the Committee may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

      Nonqualified stock options will provide for the right to purchase Common Stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Committee. NQSOs may be awarded to key employees, consultants and independent directors. Special provisions governing NQSOs granted to the Company’s independent directors are discussed below.

      Incentive stock options will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs may only be granted to employees, must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Stock Option Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

      Restricted stock may be awarded to key employees and consultants. The Committee is authorized to determine which key employees and consultants should be issued restricted stock, the number of shares of restricted stock to be issued to such key employees and consultants, and the terms and conditions applicable to such restricted stock, consistent with the Stock Option Plan. Restricted Stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time the restrictions lapse.

      Deferred stock may be awarded to key employees and consultants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

      Stock appreciation rights may be granted to key employees and consultants, either in connection with stock options or separately. SARs granted by the Committee in connection with stock options will provide for payments to the holder based upon increases in the price of the Company’s Common Stock over the exercise price of the related option. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m), there are no restrictions specified in the Stock Option Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of both. Generally, an SAR which is unrelated to an option granted under the Stock Option Plan will not be exercisable during the first six months after such SAR is granted if the grantee is then subject to Section 16 of the Exchange Act.

      Dividend equivalents represent the value of the dividends per share paid by the Company, based on the dividends declared on Common Stock during the period between the date an option, SAR, deferred stock or performance award is granted, and the date such option, SAR, deferred stock or performance award is exercised, vests or expires. They may bee payable in cash, Common Stock or a combination of both. Dividend equivalents may be granted to key employees, consultants and independent directors, but independent directors may only be granted dividend equivalents that are based on the period between an option’s grant date and exercise date. Dividend equivalents that are granted with options intended to be qualified performance-based compensation for purposes of Section 162(m) will be payable regardless of whether such option is exercised.

      Performance awards may be granted by the Committee to key employees and consultants, based upon, among other things, the contributions, responsibilities and other compensation of the particular key employee or consultant. Generally, performance awards will be based upon specific performance targets and may be payable in cash, Common Stock or in a combination of both.

      Stock payments may be granted by the Committee, in the manner it shall determine from time to time, to any key employee or consultant. The number of shares may be based upon specific performance targets, determined on the date the stock payment is made or at a later date.

Director Options

      Director options are NQSOs granted to independent (non-employee) directors of the Company. Each person who was an independent director as of the date the Board approved the Stock Option Plan was automatically granted, on that date, an option to purchase 2,000 shares of Common Stock, and will receive an option to purchase 500 shares of Common Stock on the date of each annual meeting of stockholders after the date the Board approved the Stock Option Plan and at which the independent director is re-elected to the Board. During the term of the Stock Option Plan, any person who is initially elected to the Board after the Board approved the Stock Option Plan and who is an independent director at the time of such initial election, automatically will be granted an option to purchase 2,000 shares of Common Stock on the date of such initial election to the Board, and an option to purchase 500 shares of Common Stock on the date of each annual meeting of stockholders after such initial election and at which the independent director is re-elected to the Board. Directors who are employees of the Company who subsequently retire from the Company and remain directors will not receive an initial 2,000-share option grant as an independent director, but to the extent they are otherwise eligible after retirement, will receive subsequent 500-share option grants at each annual meeting of stockholders as described above.

      The exercise price of the director options will be the fair market value of a share of Common Stock on the date of grant. In general, each initial director option will become exercisable in cumulative annual installments of one-third on each of the first, second and third annual meetings of stockholders after the date of grant, subject to the director’s continued service as a director. Each subsequent director option will become 100% vested and exercisable on the date of the first annual meeting of stockholders after the date of grant.

      No portion of a director option will be exercisable after the tenth anniversary of the date of grant, or upon the expiration of (i) one year following the director’s death or termination of directorship due to disability or (ii) six months following termination of directorship for any reason other than death or disability. However, an option granted to an independent director may by its terms become immediately exercisable in full upon the director’s retirement. No portion of an option which is unexercisable at termination of directorship shall thereafter become exercisable.

Miscellaneous Provisions

      The Committee has discretion under the Stock Option Plan to provide that options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified extraordinary corporate events; but in such event the Committee may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such events, even though the options or other Awards have not yet become fully exercisable, and the Committee may also provide that all restrictions imposed on some or all shares of restricted stock and/or deferred stock will lapse, and some or all shares of restricted stock may cease to be subject to the Company’s right to repurchase after such event.

      In the event of a merger of the of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the option will become fully exercisable as to all shares. If an option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee must notify the optionee that the option will be fully exercisable for a period of 15 days from the date of such notice, and the option will terminate upon the expiration of such period.

      The Stock Option Plan specifies that the Company may make loans to key employees to enable them to exercise options, purchase shares or realize the benefits of other Awards granted under the Stock Option Plan. The terms and conditions of any such loan are to be set by the Committee.

      Generally, no option, SAR or other Award granted under the Stock Option Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. However, the Committee may determine to permit NQSOs to be transferred by gift to or for the benefit of an immediate family member of a holder, to a trust in which such family members (or the holder) control the management of assets, and any other entity in which these persons (or the holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to transferable NQSOs. Other than NQSOs that have been so transferred, during the lifetime of the holder of any option or any right pursuant to another Award, the option or right may be exercised only by the holder.

      As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the Stock Option Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Committee to disapprove such use.

      For ISOs granted under the Stock Option Plan to retain their qualification as ISOs under the Code, the Stock Option Plan must be approved by the stockholders within twelve months of the date of its adoption. Options, SARs and other Awards under the Stock Option Plan may be granted prior to such approval, provided that no ISO granted prior to stockholder approval will be exercisable or vest prior to the time of stockholder approval of the Stock Option Plan, and if such approval is not received within the twelve month period, all ISOs previously granted under the Stock Option Plan will become null and void.

Securities Laws

      The Stock Option Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Stock Option Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Stock Option Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Certain Federal Income Tax Consequences

      The tax consequences of the Stock Option Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Stock Option Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of Section 162(m), as discussed in further detail below. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

      Nonqualified stock options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the Stock Option Plan. The optionee will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gain or loss.

      Incentive stock options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee’s ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

      Stock appreciation rights. No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

      Restricted stock and deferred stock. A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. Similarly, when deferred stock vests and is issued to a participant, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) of the Code with respect to qualifying restricted stock, the participant generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

      Dividend equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

      Performance awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

      Stock payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

      Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

Section 162(m) Limitation

      In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the performance-based compensation exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other Awards granted under the Stock Option Plan may qualify as performance-based compensation for purposes of Section 162(m) if such awards are granted or vest upon the preestablished objective performance goals described below.

      The Committee may designate key employees as “Section 162(m) Participants,” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m). The Committee may grant to Section 162(m) Participants restricted stock, deferred stock, dividend equivalents, performance awards and stock payments that vest or become exercisable upon the attainment of performance goals for the Company, any subsidiary or any division or operating unit, which are related to one or more of the following performance criteria: (i) net income; (ii) pre-tax income; (iii) operating income; (iv) cash flow; (v) earnings per share; (vi) return on equity; (vii) return on invested capital or assets; (viii) cost reductions or savings; (ix) funds from operations; (x) appreciation in the fair market value of Common Stock; and (xi) earnings before any one or more of the following items: interest, taxes, depreciation and amortization.

      The Committee has discretion to determine if awards under the Stock Option Plan are intended to qualify as performance-based compensation under Section 162(m) or not. If any Awards other than options or SARs are so intended to qualify, then, within 90 days of the start of the fiscal year in question or other designated performance period, the Committee shall (i) designate one or more Section 162(m) Participants, (ii) select the performance criteria applicable to the designated performance period, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such designated performance period, and (iv) specify the relationship between performance criteria and targets and the amounts to be earned by each Section 162(m) Participant for such performance period.

      The Committee must certify in writing the attainment of the applicable performance target before a Section 162(m) award is paid under the Stock Option Plan. In determining the amounts paid to any Section 162(m) Participant, the Committee has the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that it may deem relevant to the assessment of individual or corporate performance for the designated performance period. The Stock Option Plan establishes maximum amounts of compensation that could be paid to individuals pursuant to awards under the Stock Option Plan: the maximum number of shares which may be subject to awards granted under the Stock Option Plan to any Section 162(m) Participant in any calendar year is 100,000 shares, and the maximum amount of cash with respect to a performance award under the Stock Option Plan payable to any Section 162(m) Participant in any calendar year is $100,000.

      The Company has attempted to structure the Stock Option Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from adopting a contrary position.

Reason for Adoption of the Stock Option Plan

      The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company’s key employees, consultants and independent directors, thereby continuing to align the interests of such persons with those of the stockholders, and that options and other Awards under the Stock Option Plan are an effective means of providing such compensation.

New Plan Benefits

      The Stock Option Plan was adopted by the Board on March 6, 2002. On that date, a NQSO to purchase 2,000 shares was granted to each of the Company’s six independent directors pursuant to the terms of the Stock Option Plan, and a NQSO to purchase 65,000 shares was granted to Steven Vick, the President and Chief Executive Officer of the Company, pursuant to an employment agreement and a stock option agreement, each between the Company and Mr. Vick. All the above grants were made at an exercise price of $3.125 per share of Common Stock, which was 100% of the fair market value (as defined in the Stock Option

Plan) of a share of Common Stock as of the date of grant. The Company’s independent directors will each receive an additional NQSO to purchase 500 shares upon each future annual meeting of stockholders, subject to their re-election to the Board at that time, beginning with the annual meeting of stockholders to be held on May 8, 2002. New independent directors will each also be entitled to a grant of a NQSO to purchase 2,000 shares upon initial election to the Board as an independent director and a grant of a NQSOs to purchase 500 shares upon each subsequent annual meeting of stockholders subject to re-election to the Board.

      Apart from the grants described above, the future number, amount and type of awards to be received by or allocated to eligible participants under the Stock Option Plan cannot be determined at this time. It also cannot be determined what benefits or awards would have been received by or allocated to eligible participants had the Stock Option Plan been in effect in 2001. The following table reflects grants that have been made under the Stock Option Plan up to and including March 31, 2002:

2002 Incentive Award Plan of Assisted Living Concepts, Inc.

			Number of Shares
Name and Position	Dollar Value($)		Subject to Options

Steven L. Vick	$0	(1)	65,000
President and Chief Executive Officer
Sandra Campbell	$0		0
Senior Vice President, General Counsel and Secretary
Drew Q. Miller	$0		0
Senior Vice President, Chief Financial Officer and Treasurer
Nancy I. Gorshe	$0		0
Senior Vice President and Chief Operating Officer
Ron W. Kerr	$0		0
Vice President of Eastern Region
Executive Group	$0		0
Non-Executive Director Group	$0	(1)	12,000 (2)
Non-Executive Officer Employee Group	$0		0

(1)	All options reflected in this table were granted at an exercise price per share equal to 100% of the fair market value of a share of Common Stock as of the grant date.

(2)	Does not include 3,000 shares subject to options to be granted to independent directors, subject to their re-election to the Board, upon the annual meeting of stockholders on May 8, 2002.

Required Vote for Approval and Recommendation of the Board of Directors

      In order to preserve full deductibility of performance-based awards under the Stock Option Plan under Section 162(m) of the Code, and as required in order to grant incentive stock options, ALC is requesting that its stockholders approve the Stock Option Plan. The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for approval of the Stock Option Plan. The Board of Directors recommends a vote FOR approval of the Stock Option Plan.

OWNERSHIP IN SECURITIES OF THE COMPANY

Reorganization of the Company

      On October 1, 2001, the Company, and its wholly owned subsidiary, Carriage House Assisted Living, Inc. voluntarily filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”). The bankruptcy court gave final approval to the Plan on December 28, 2001, and the Plan became effective on the Effective Date, January 1, 2002. Under the Plan, on the Effective

Date, the Company issued general unsecured creditors their pro rata shares, subject to the reserve described below (the “Reserve”), of the following securities:

•	$40.25 million principal amount of 10% senior secured notes, due January 1, 2009 (the “Senior Secured Notes”);

•	$15.25 million principal amount of junior secured notes, due January 1, 2012 (the “Junior Secured Notes”); and

•	6.24 million shares of new common stock (representing 96% of the new common stock).

      The remaining 4% of the new common stock, subject to the Reserve, was issued on the Effective Date to the Company’s stockholders immediately prior to the Effective Date. The Senior Secured Notes and the Junior Secured Notes (collectively the “New Notes”) are secured by 57 of properties of the Company. Under the Plan, 1.1% of the senior notes, junior notes and new common stock that would otherwise have been issued on the Effective Date were held back as a reserve (the “Reserve”) to cover general unsecured claims that had not been either made or settled by the December 19, 2001 cutoff date established under the Plan. The reserved securities will be issued once all these outstanding general unsecured claims have been settled. If the Reserve is insufficient to cover these outstanding general unsecured claims, the Company will have no further liability with respect to these claims. If the Reserve exceeds the amount of these outstanding general unsecured claims, the excess securities in the Reserve will be distributed pro rata among the holders of all general unsecured claims, including those settled prior to the cutoff date.

      The distribution of securities from the Reserve will probably result in an increase in the ownership of Common Stock by several of the persons identified below under the heading “Principal Stockholders and Management Ownership.”

Principal Stockholders and Management Ownership

      The following table sets forth information as of February 16, 2002 with respect to the beneficial ownership of Common Stock (based upon information provided by such persons) by:

(1) each director;

(2) each person who is known by the Company to beneficially own more than five percent of Common Stock;

(3) Steven L. Vick, the current President and Chief Executive Officer of the Company, and each of the Named Executive Officers for the fiscal year ended December 31, 2001; and

(4) directors and executive officers as a group.

      Except as indicated below, each person has sole voting and investment power, and except as those powers may be shared with the person’s spouse under applicable law.

	Shares	Percent
	Beneficially	of
Name and Address of Beneficial Owner(1)	Owned	Class(2)

W. Andrew Adams(3)	557,214	8.6%
Andre C. Dimitriadis(4)	1,473,421	22.7%
Mark Holliday	—	—
Richard C. Ladd	—	—
Matthew G. Patrick	—	—
Leonard M. Tannenbaum	42,732	*
Stephen Feinberg	1,213,987	18.7%
450 Park Avenue, 28th Floor New York, New York 10022(5)
Steven L. Vick	—	—
Wm. James Nicol	—	—
Sandra Campbell	12	*
Nancy I. Gorshe	—	—
Drew Q. Miller	—	—
Ron W. Kerr	—	—
Directors and executive officers as a group (18 persons)	2,073,428	32.2%

*	Less than 1%.

(1)	Except as otherwise noted above, the address of the directors and officers is in care of Assisted Living Concepts, Inc., 11835 N.E. Glenn Widing Drive, Building E, Portland, Oregon, 97220-9057.

(2)	Percentage of class is based on total shares of 6,500,000, the total shares of Common Stock to be issued in connection with the reorganization Plan, of which 6,431,759 are currently outstanding.

(3)	Mr. W. Andrew Adams is the President, Chief Executive Officer and Chairman of the Board of NHI. NHI is the holder of 557,214 shares of Common Stock.

(4)	As reported on Schedule 13D filed with the SEC on January 15, 2002. Mr. Andre C. Dimitriadis is the President, Chief Executive Officer and Chairman of the Board of LTC and Chief Executive Officer and Chairman of the Board of CLC Healthcare, Inc. (previously LTC Healthcare, Inc.). CLC Healthcare, Inc. is the holder of 1,452,793 shares and Mr. Dimitriadis is the holder of 20,628 shares of Common Stock.

(5)	As reported on Schedule 13D filed with the SEC on January 9, 2002. Mr. Stephen Feinberg in his capacity as the managing member of Cerberus Associates, LLC, the general partner of Cerberus Partners, LP, and as the investment manager for each of Cerberus International, Ltd., Cerberus Institutional, Ltd. and the Funds, possesses the power to vote the following shares of common stock: 229,028 held by Cerberus Partners, LP; 582,451 shares held by Cerberus International, Ltd.; 219,882 shares held by Cerberus International, LTD; and 182,626 shares held in the aggregate by certain private investments funds.

STOCK PERFORMANCE GRAPH

      The following Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings under the Securities Act or the Exchange Act (except to the extent that the Company specifically incorporates this information by reference) and shall not otherwise be deemed filed under such Acts.

      The following graph compares the cumulative total stockholder return on the Company’s Common Stock (no dividends have been paid thereon) with the cumulative total return, assuming reinvestment of dividends, of (i) a self-constructed peer group, as described below; and (ii) S&P 500, in each case, from December 31, 1996 to December 31, 2001. The comparison assumes $100 was invested on December 31, 1996 in the Company’s common stock and each of the foregoing indices and assumes reinvestment of dividends before consideration of income taxes.

      As of October 26, 2001, the date on which the Company’s common stock was last traded on the American Stock Exchange, the closing trading price for the common stock was $0.02. The cumulative total stockholder return through December 31, 2001, assuming a $100 investment on December 31, 1996, was $0.44. The historical stock price performance of the common stock shown on the Stock Performance Graph set forth below is not necessarily indicative of future stock price performance. Pursuant to the Company’s Plan, on the Effective Date, all of the Company’s securities outstanding prior to such date were canceled. See “Ownership in Securities of the Company — Reorganization of the Company.” On January 17, 2002, the Company’s newly issued Common Stock began trading on the Nasdaq over-the-counter bulletin board quotation system under the symbol “ASLC.”

Total Return to Stockholders

(Assumes $100 Investment on December 31, 1996)

Total Return Analysis	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/29/2000	12/31/2001

Assisted Living Concepts	$100.00	$259.02	$172.12	$27.87	$4.07	$0.44
Peer Group	$100.00	$151.47	$168.78	$57.36	$86.05	$102.65
S&P 500	$100.00	$133.36	$171.47	$207.54	$188.64	$165.08

Source:	Carl Thomas Associates www.ctaonline.com (800) 959-9677. Data from Bloomberg Financial Markets.

      The Company’s self-constructed peer group consists of: Sunrise Assisted Living, Inc., American Retirement Corporation, Capital Senior Living Corporation, Alterra Healthcare Corporation, Emeritus Corporation, ARV Assisted Living, Inc., Balanced Care Corporation, Regent Assisted Living, Inc., and Carematrix Corporation.

AUDIT COMMITTEE REPORT

      At December 31, 2001, the Audit Committee was comprised of Jill M. Kruger, John Gibbons and Richard C. Ladd. Ms. Krueger served as the Chair of this committee. Currently, the Audit Committee is comprised of Andre C. Dimitriadis, Chair, Mark Holliday and Matthew G. Patrick.

      The primary function of the Audit Committee is to provide assistance to the Company’s Board of Directors in fulfilling the Board’s oversight responsibilities regarding the Company’s accounting and system of internal controls, the quality and integrity of the Company’s financial reports and the independence and performance of the Company’s outside auditor. The Audit Committee’s primary duties and responsibilities are to: (1) review and appraise the audit efforts of the Company’s independent accountants; (2) evaluate the Company’s quarterly financial performance as well as its compliance with laws and regulations; (3) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (4) oversee management’s establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel and the Board of Directors.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2001.

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2001 with the Company’s management. The Audit Committee has discussed with KPMG LLP, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm.

      Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the SEC.

Submitted by: Andre C. Dimitriadis, Chairperson, Mark Holliday, and Matthew G. Patrick

      The report of the Audit Committee of the Board of Directors shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings under the Securities Act or the Exchange Act (except to the extent that the Company specifically incorporates this information by reference) and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT

      At December 31, 2001, the Compensation Committee was comprised of John Gibbons, Chair, Jill M. Krueger and Leonard M. Tannenbaum. Currently, the Compensation Committee is comprised of Leonard M. Tannenbaum, Chair, W. Andrew Adams and Andre C. Dimitriadis.

      The Compensation Committee reviews and approves the compensation of the Company’s executive officers, including the chief executive officer, and determines the Company’s general compensation policy. The Compensation Committee is also responsible for the administration of the Stock Option Plan (except for its application to non-employee directors which is administered by the Board) and is authorized to determine the options and the terms and conditions of the options pursuant to the Stock Option Plan.

Compensation Philosophy for Chief Executive Officer and Other Executive Officers

      The Compensation Committee endeavors to ensure that the compensation programs for the Company’s executive officers, including the chief executive officer, are effective in attracting and retaining key executives responsible for the Company’s success and are administered in appropriate fashion in the Company’s long-term interests and those of the Company’s stockholders. The Compensation Committee seeks to align total compensation for senior management with the Company’s overall performance as well as the individual performance of each executive officer. The Company’s compensation package, which currently is comprised of base salary, bonuses and stock options, is intended to reinforce management’s commitment to enhancing profitability and stockholder value.

      In determining the level and composition of compensation for the Company’s executive officers, including the chief executive officer, the Compensation Committee considers various corporate and individual performance measures. The Compensation Committee also evaluates other external factors such as market conditions as well as compensation practices and financial performance of other companies in the assisted living residence business. In 2001, the Compensation Committee did not apply any specific quantitative formula in making compensation decisions.

      Consistent with the general compensation principles discussed above, in determining compensation for the chief executive officer, for 2001 the Company considered such factors as the successful completion of the reorganization of the Company and the positioning of the Company for continued performance improvements. In addition, the Compensation Committee will, in the future, consider factors such as earnings targets and contributions that the chief executive officer made in strategically positioning the Company to be a leader in the assisted living residence industry.

Base Salaries

      Base salaries are reviewed and adjusted by the Compensation Committee on an annual basis. The Compensation Committee seeks to ensure that the base salaries are established at levels considered appropriate in light of responsibilities and duties of the executive officers, including the chief executive officer, as well as at levels competitive to amounts paid to executive officers of its peer group.

Savings Plan

      The Company has a 401(k) Savings Plan (the “Savings Plan”) which is a defined contribution plan covering employees of Assisted Living Concepts, Inc. who have one year of service and are age 21 or older. Each year participants may contribute up to 15% of pre-tax annual compensation and 100% of any Employer paid cash bonus (not to exceed $10,500), as defined in the Savings Plan. ALC may provide matching contributions as determined annually by ALC’s Board of Directors. Contributions are subject to certain limitations. The Company has not made any contributions to this Savings Plan.

Bonuses

      Bonuses are awarded to executive officers, including the chief executive officer, based on the Company’s overall performance and individual performance of each executive officer. The amounts awarded may vary from year to year. During 2001, the Company awarded the following bonuses for performance during 2000: $25,000 to Sandra Campbell, $20,000 to Drew Q. Miller, $17,500 to Nancy I. Gorshe and $12,500 to Ron W. Kerr. In addition, bonuses totaling $250,000 were paid to Wm. James Nicol in connection with the approval and consummation of the reorganization Plan.

Retention Plan

      The Company adopted a Retention Plan in connection with the implementation of the reorganization Plan, pursuant to which it paid retention bonuses in 2002 totaling $809,000 to executive officers and other members of management.

Stock Option Plan

      Prior to January 1, 2002, the Effective Date of the Company’s Plan, the Company had two stock option plans which provided for the issuance of incentive and non-qualified stock options and restricted stock. Other than nondiscretionary grants to independent directors, the Company did not grant any options during 2001 under these plans, and all awards that had been granted under these plans were cancelled as of the Effective Date. On March 6, 2002, the Company adopted the Stock Option Plan, a summary of which is included above under the heading “Proposal No. 2 — Approval of 2002 Incentive Award Plan.” On March 6, 2002, non-qualified stock options were granted for the purchase of a total of 77,000 shares of Common Stock: 12,000 for the six non-employee directors and 65,000 for Steven L. Vick pursuant to his employment agreement described below.

Submitted by:	Leonard M. Tannenbaum, Chairperson, W. Andrew Adams, and Andre C. Dimitriadis

EMPLOYMENT AGREEMENTS

      Set forth below are summaries of employment agreements with certain individuals who were Named Executive Officers during 2001, and with Steven L. Vick, who was appointed as President and Chief Executive Officer as of February 18, 2002.

Steven L. Vick

      Effective February 18, 2002, the Company entered into an employment agreement with Steven Vick, providing for Mr. Vick’s services as President and Chief Executive Officer. The agreement provides for a three year term, unless terminated earlier due to Mr. Vick’s death, disability, mutual agreement or by us for “Cause” (as defined). If employment is terminated by the Company during the first year of the term, without “Cause,” the Company must continue to pay Mr. Vick his then current salary, bonuses and stock options pro rata, and other benefits (to the extent eligible), as of the date of terminations, for six months following the date of termination. Upon the termination of Mr. Vick’s employment due to death or disability, Mr. Vick’s salary, bonuses and stock options pro rata, and other benefits (to the extent eligible) continue for a period of six months following such termination. The agreement provides for an annual salary of $275,000, subject to annual review, scheduled bonus of $50,000 for each million dollars of audited earnings for fiscal 2002, excluding depreciation, amortization, taxes, any one-time gains from the sale of assets and any one-time charges. Mr. Vick’s bonus is to be paid in advance at $25,000 per quarter, commencing April 1, 2002. If the bonus is insufficient to cover the advances, such advances shall be applied to the following year’s bonus to the extent they exceed the 2002 bonus. Mr. Vick’s bonus for fiscal years 2003 and 2004 shall be determined by the Board of Directors and Compensation Committee of the Board, but the basis for determining the bonus, as set forth above, may not be changed in such a way as to reduce the amount of the bonus unless Mr. Vick received base salary and bonus for the year in question of at least $600,000. The agreement also provides for moving expenses for Mr. Vick to relocate to Portland, Oregon, in the amount of up to $150,000. If, during the first year of the agreement, Mr. Vick voluntarily resigns (excluding death or disability) or is terminated by us with cause, Mr. Vick must reimburse us for all moving expenses paid directly to him, or on his behalf, within 30 days. The agreement also provides that pursuant to a separate stock option agreement, Mr. Vick will receive a non-qualified stock option to purchase 65,000 shares of Common Stock. The option was granted on March 6, 2002, under the Stock Option Plan. The option will vest over three years at a rate of 59.30657 shares per calendar day, and may be exercised, to the extent vested, at a price of $3.125.

Sandra Campbell

      On December 31, 1997, the Company entered into an employment agreement with Sandra Campbell providing for Ms. Campbell’s services as Senior Vice President, General Counsel and Secretary. The Company and Ms. Campbell agreed to amend and restate the employment agreement in its entirety as of the Effective Date. The agreement, as amended and restated, is automatically extended on a continuous basis. The Company may terminate the amended and restated agreement at any time or Ms. Campbell may terminate her employment without cause by providing the Company with not less than 45 days’ advance written notice.

If the Company terminates Ms. Campbell’s employment other than for “Death, Disability or Cause,” or Ms. Campbell resigns as a result of “Change in Control; Diminution in Duties,” giving the Company 30 days’ advance written notice of such intent, she will be entitled to receive payment of her base salary for a period of one year immediately following the date of termination of her employment. The amended and restated agreement automatically terminates upon Ms. Campbell’s death and may terminate upon the Company giving Ms. Campbell 60 days’ advance written notice in event of “Disability.” The amended and restated agreement provides that Ms. Campbell’s annual base salary of at least $220,000. Ms. Campbell received $100,000 upon the effective date of the amended and restated agreement. In addition, the Company and Ms. Campbell have entered into an Officers and Directors Indemnification Agreement that provides Ms. Campbell with the maximum amount of protection allowed under Nevada law against liability and expenses incurred by her in any proceeding in which she is involved due to her role as an officer to the extent that such protection is not inconsistent with the Company’s Certificate of Incorporation or Bylaws. Ms. Campbell received $125,000 under the Retention Plan in 2002.

Nancy I. Gorshe

      On February 3, 1998, the Company entered into an employment agreement with Nancy I. Gorshe providing for Ms. Gorshe’s services as Vice President/ Community Relations. The Company and Ms. Gorshe agreed to amend and restate the employment agreement in its entirety as of the Effective Date for Ms. Gorshe’s services as Senior Vice President of Community Relations and Chief Operating Officer. The agreement, as amended and restated, is automatically extended on a continuous basis. The Company may terminate the amended and restated agreement at any time or Ms. Gorshe may terminate her employment without cause by providing the Company with not less than 45 days’ advance written notice. If the Company terminates Ms. Gorshe’s employment other than for “Death, Disability or Cause,” or Ms. Gorshe resigns as a result of “Change in Control; Diminution in Duties,” giving the Company 30 days’ advance written notice of such intent, she will be entitled to receive payment of her base salary for a period of one year immediately following the date of termination of her employment. The amended and restated agreement automatically terminates upon Ms. Gorshe’s death and may terminate upon the Company giving Ms. Gorshe 60 days’ advance written notice in event of “Disability.” The amended and restated agreement provides that Ms. Gorshe’s annual base salary is at least $200,000. Ms. Gorshe received $50,000 upon the effective date of the amended and restated agreement. In addition, the Company and Ms. Gorshe have entered into an Officers and Directors Indemnification Agreement that provides Ms. Gorshe with the maximum amount of protection allowed under Nevada law against liability and expenses incurred by her in any proceeding in which she is involved due to her role as an officer to the extent that such protection is not inconsistent with the Company’s Certificate of Incorporation or Bylaws. Ms. Gorshe received $125,000 under the Retention Plan in 2002.

Drew Q. Miller

      On March 16, 2000, the Company entered into an employment agreement with Drew Q. Miller providing for Mr. Miller’s services as Senior Vice President, Chief Financial Officer and Treasurer. The Company and Mr. Miller agreed to amend and restate the employment agreement in its entirety as of the Effective Date for Mr. Miller’s services as Senior Vice President, Chief Financial Officer and Treasurer. The agreement, as amended and restated, is automatically extended on a continuous basis. The Company may terminate the amended and restated agreement at any time or Mr. Miller may terminate his employment without cause by providing the Company with not less than 45 days’ advance written notice. If the Company terminates Mr. Miller’s employment other than for “Death, Disability or Cause,” or Mr. Miller resigns as a result of “Change in Control; Diminution in Duties,” giving the Company 30 days’ advance written notice of such intent, he will be entitled to receive payment of his base salary for a period of one year immediately following the date of termination of his employment. The amended and restated agreement automatically terminates upon Mr. Miller’s death and may terminate upon the Company giving Mr. Miller 60 days’ advance written notice in event of “Disability.” The amended and restated agreement provides that Mr. Miller’s annual base salary is at least $215,000. In addition, the Company and Mr. Miller have entered into an Officers and Directors Indemnification Agreement that provides Mr. Miller with the maximum amount of protection allowed under Nevada law against liability and expenses incurred by him in any proceeding in which he is involved due to his role as an officer to the extent that such protection is not inconsistent with the Company’s Certificate of Incorporation or Bylaws. Mr. Miller received $125,000 under the Retention Plan in 2002.

Ron W. Kerr

      Effective January 1, 2001, the Company entered into an employment agreement with Mr. Ron W. Kerr, providing for Mr. Kerr’s services as Vice President of the Eastern Region or in such other capacity as the Board of Directors may request, so long as Mr. Kerr shall have the same or similar responsibilities. The agreement provides for such services for the initial term of one year, with an automatic rollover at the end of each year from and after the effective date for an additional year unless terminated by the Company in writing within 90 days prior to the anniversary date of the effective date of the agreement (in which event Mr. Kerr will have one year of employment remaining until the termination of the agreement. The agreement provides for a base salary of $130,000 per year and for bonus eligibility. Mr. Kerr or the Company may terminate the agreement without cause at any time giving 30 days’ advance written notice. In the event that the Company terminates Mr. Kerr’s employment without cause, Mr. Kerr will be entitled to receive $130,000. The agreement may also be terminated without further payment due to death or disability or for cause. Mr. Kerr received $39,000 under the Retention Plan in 2002.

Wm. James Nicol

      Effective November 1, 2000, the Company entered into an employment agreement with Wm. James Nicol, providing for Mr. Nicol’s services as President and Chief Executive Officer. The Company and Mr. Nicol agreed to amend and restate the employment agreement in its entirety as of January 1, 2001. The amended and restated agreement provided for such employment for a period beginning on November 1, 2001 and ending on the day after the date on which the Company’s Plan was consummated. The amended and restated agreement provided for Mr. Nicol’s annual salary of $360,000. The amended and restated agreement provided for a “Restructuring Approval Bonus” of $125,000 to be paid to Mr. Nicol in the event that the “Approval Date” of the Company’s restructure plan was on or before June 30, 2002 and that Mr. Nicol remained continuously employed by the Company through the Approval Date. “Approval Date” was defined as the date on which the Company received lock-up agreements or other commitments in an amount sufficient to confirm the restructuring pursuant to a prenegotiated plan of reorganization prior to the filing of a Chapter 11 case. In addition, the amended and restated agreement provided for a “Restructuring Consummation Bonus” in an amount ranging from $75,000 to $175,000 to be paid to Mr. Nicol in the event that the Company’s restructure plan was consummated on or before June 30, 2002 and that Mr. Nicol remained continuously employed by the Company through the consummation date. The actual amount of the Restructuring Consummation Bonus to be paid was determined based upon the financial performance of the Company for the most recent fiscal quarter ending immediately prior to (or concurrently with) the consummation date. Mr. Nicol was paid $125,000 for the Restructuring Approval Bonus in 2001 and $125,000 for the Restructuring Consummation Bonus in 2002. In addition, the Company entered into a first amendment to the amended and restated employment agreement as of January 2, 2002 which provided that either party could terminate Mr. Nicol’s employment by providing at least 30 days prior notice. This amendment also provided that if Mr. Nicol’s employment was terminated, for any reason, he was to receive $186,000. Mr. Nicol’s agreement was terminated in 2002 and he was paid such amount. In addition, the Company and Mr. Nicol entered into an Officers and Directors Indemnification Agreement that provided Mr. Nicol with the maximum amount of protection allowed under Nevada law against liability and expenses incurred by him in any proceeding in which he was involved due to his role as an officer or director to the extent that such protection is not inconsistent with the Company’s Certificate of Incorporation or Bylaws.

Other Employment Agreements

      The Company has entered into four other employment agreements with other Vice Presidents of the Company. Each of these agreements provides comparable terms to those of Mr. Kerr’s agreement, as described above. The base salary of the individuals covered under these agreements ranges from $110,000 to $130,000 per year. These individuals received a total of $135,000 under the Retention Plan in 2002.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

      At December 31, 2001, the Compensation Committee was comprised of John Gibbons, Chair, Jill M. Krueger and Leonard M. Tannenbaum. Currently, the Compensation Committee is comprised of Leonard M. Tannenbaum, Chair, W. Andrew Adams and Andre C. Dimitriadis.

      In December 2000, the Company entered into an agreement with MYFM Capital, LLC (“MYFM”) under which the Company could establish a line of credit with BET Associates LP (“BET”) as lender, providing for loans of up to $10.0 million. In early 2001, the Company terminated the agreement and paid MYFM $50,000 in connection with such termination. Bruce E. Toll, who is the beneficial owner of 832,960 shares of Common Stock, and was a member of the Company’s Board of Directors from January 2001 to January 1, 2002, is the sole member of BRU Holdings Company, Inc., LLC, which is the sole general partner of BET. Leonard M. Tannenbaum is the Managing Partner of MYFM Capital, LLC, the son-in-law of Mr. Toll, a 10% limited partner of BET, and served on the Company’s Board of Directors during 2001.

      W. Andrew Adams became a member of the Board of Directors in January 2002. Mr. Adams currently serves as President, Chief Executive Officer and Chairman of the Board of Directors of NHI. NHI owns 557,214 shares of Common Stock and $5.0 million of New Notes.

      Andre C. Dimitriadis, who has served on the Board of Directors since January 2002, is the President, Chief Executive Officer and Chairman of the Board of LTC and is Chief Executive Office and Chairman of the Board of CLC Healthcare, Inc. (previously LTC Healthcare, Inc.). LTC owns $11.0 million of New Notes and CLC Healthcare, Inc. owns 22.4% of Common Stock and $1.9 million of New Notes. The Company currently leases 37 properties (1,426 units) from LTC. During 2001, the Company paid LTC approximately $9.0 million for building rent. In accordance with the Plan, effective January 1, 2002, the Company entered into a Master Lease Agreement with LTC under which 16 leases were consolidated. This Master Lease Agreement provides for aggregate rent reductions of $875,000 per year and restructures the provision related to minimum rent increases for the 16 properties for the initial remaining term. As a result of the change in future annual rent increases as to the 16 properties under the Master Lease Agreement, the Company is required to account for rent expense on a straight-line basis. In exchange for the rent reduction, LTC filed a claim in the bankruptcy proceeding (to which the Company did not object) in the amount of $2,500,000. The claim was approved by the Court and entitled LTC to $590,694 of Senior Secured Notes, $223,803 of Junior Secured Notes and 91,576 shares of Common Stock. Prior to the issuance of any Common Stock to LTC, LTC entered into an agreement with Healthcare Holdings, Inc., a wholly owned subsidiary of CLC Healthcare, Inc. to allow it to purchase LTC’s right to receive the Common Stock. The Master Lease Agreement also provides LTC with the option to exercise certain remedies, including the termination of the Master Lease Agreement and certain other LTC leases due to cross-default rights, upon a change of control under which at least 30% ownership of Common Stock is held by a party or combination of parties directly or indirectly. LTC has the same option if the stockholders approve a plan of liquidation or the stockholders approve a merger or consolidation meeting certain conditions. At the same time that the Company entered into the Master Lease Agreement, the Company also amended 16 other leases with LTC under which the renewal rights of certain of those leases are tied together differently than previously with certain other leases.

      The Company entered into a month-to-month contract for long distance services with TMC Communications in 2001. John Gibbons, who served on the Board of Directors during 2001, owns 50% of TMC. During 2001, the Company paid TMC Communications $32,700.

      The Company has contracted with Learning.Net for training resources. John Gibbons, who served on the Board of Directors during 2001, owns 12% of Learning.Net. During 2001, the Company paid Learning.Net $25,700 for software licensing fees and training courses.

      On January 1, 2002, the Company entered into a Registration Rights Agreement with LTC, CLC Healthcare, Inc. (formerly LTC Healthcare, Inc.), NHI and Cerberus Capital Management, L.P., which requires the Company to register the resale of securities acquired by these entities in connection with the Plan. Andre Dimitriadis is President, Chief Executive Officer and Chairman of the Board of LTC and Chief

Executive Officer and Chairman of the Board of CLC Healthcare, Inc. and W. Andrew Adams is President, Chief Executive Officer and Chairman of the Board of NHI.

      See also “Certain Transactions” immediately below.

CERTAIN TRANSACTIONS

National Health Investors, Inc.

      W. Andrew Adams, who has been a member of the Company’s Board of Directors and its Chair since January 2002, is the President, Chief Executive Officer and Chairman of the Board of Directors of National Health Investors, Inc. (“NHI”). NHI currently owns 557,214 shares of the Company’s Common Stock and $5.0 million of the Company’s New Notes.

LTC Properties, Inc. and CLC Healthcare, Inc.

      Andre C. Dimitriadis, who has been a member of the Company’s Board of Directors and the Chair of its Audit Committee since January 2002, is the President, Chief Executive Officer and Chairman of the Board of LTC Properties, Inc. (“LTC”) and is the Chief Executive Officer and Chairman of the Board of CLC Healthcare, Inc. (previously LTC Healthcare, Inc.). LTC owns $11.0 million of the Company’s New Notes and CLC Healthcare, Inc. owns 22.4% of the Company’s Common Stock and $1.9 million of the Company’s New Notes. The Company currently leases 37 properties (1,426 units) from LTC.

      The Company incurred annual lease expense of $9.0 million for the year ended December 31, 2001, pursuant to these leases.

      In accordance with the Plan, effective January 1, 2002, the Company entered into a Master Lease Agreement with LTC under which 16 leases were consolidated. This Master Lease Agreement provides for aggregate rent reductions of $875,000 per year and restructures the provision related to minimum rent increases for the 16 properties for the initial remaining term. As a result of the change in future annual rent increases as to the 16 properties under the Master Lease Agreement, the Company is required to account for rent expense on a straight-line basis. In exchange for the rent reduction, LTC filed a claim in the bankruptcy proceeding (to which the Company did not object) in the amount of $2,500,000. The claim was approved by the Court and entitled LTC to $590,694 of Senior Secured Notes, $223,803 of Junior Secured Notes and 91,576 shares of Common Stock. Prior to the issuance of any Common Stock to LTC, LTC entered into an agreement with Healthcare Holdings, Inc., a wholly owned subsidiary of CLC Healthcare, Inc. to allow it to purchase LTC’s right to receive the Common Stock. The Master Lease Agreement also provides LTC with the option to exercise certain remedies, including the termination of the Master Lease Agreement and certain other LTC leases due to cross-default rights, upon a change of control under which at least 30% ownership of Common Stock of the Company is held by a party or combination of parties directly or indirectly. LTC has the same option if the stockholders approve a plan of liquidation or the stockholders approve a merger or consolidation meeting certain conditions. At the same time that the Company entered into the Master Lease Agreement, the Company also amended 16 other leases with LTC under which the renewal rights of certain of those leases are tied together differently than previously with certain other leases.

MYFM Capital, LLC and BET Associates

      In December 2000, the Company entered into an agreement with MYFM Capital, LLC (“MYFM”) under which the Company could establish a line of credit with BET Associates LP (“BET”) as lender, providing for loans of up to $10.0 million. Subsequent to December 31, 2001, the Company terminated the agreement and paid MYFM $50,000 in connection with such termination. Bruce E. Toll, who is the beneficial owner of 3.1 million shares of Common Stock, and a member of the Company’s Board of Directors from January 16, 2001 to January 1, 2002, is the sole member of BRU Holdings Company, Inc., LLC, which is the sole general partner of BET. Leonard M. Tannenbaum is the Managing Partner of MYFM Capital, LLC, the son-in-law of Mr. Toll, a 10% limited partner of BET, and is a current member of the Company’s Board of Directors. In addition, Mr. Tannenbaum currently owns $323,875 of the Company’s New Notes.

TMC Communications and Learning.Net

      The Company entered into a month-to-month contract for long distance services with TMC Communications in 2001. John Gibbons, who served as a director of the Company during 2001, owns 50% of TMC. During 2001, the Company paid TMC Communications $32,700.

      The Company contracted with Learning.Net for training resources. John Gibbons, who served as a director of the Company during 2001 owns 12% of Learning.Net. During 2001, the Company paid Learning.Net $25,700 for software licensing fees and training courses.

Agreement with Richard C. Ladd

      In 2001, the Company entered into an agreement with Richard C. Ladd, who is currently a member of the Company’s Board of Directors. The agreement provides for Mr. Ladd to provide consultation services to the Company on the advisability of establishing a committee on quality improvement, its membership and charter. The initial contract was for a period of four months, which was amended to provide services on a month-to-month basis. The Company or Mr. Ladd may terminate the contract at any time by the terminating party providing at least 30-days prior written notice to the other party of their intention to terminate the contract. Mr. Ladd is reimbursed at the rate of $150 per hour, not to exceed $2,500 for any one month. The Company paid Mr. Ladd $8,090 for such services for the year ended December 31, 2001. Additionally, the Company has allowed Mr. Ladd and his spouse to participate in its health insurance programs. The Company paid premiums on their behalf of $7,900 during the year ended December 31, 2001.

EXECUTIVE OFFICERS

      The following table sets forth certain information concerning the executive officers of the Company.

Name	Age(1)	Position

Steven Vick	43	President, Chief Executive Officer and Director
Sandra Campbell	55	Senior Vice President, General Counsel and Secretary
Nancy Gorshe	50	Senior Vice President, Chief Operating Officer
Drew Q. Miller	49	Senior Vice President, Chief Financial Officer and Treasurer
M. Catherine Maloney	39	Vice President, Controller and Chief Accounting Officer
Ron W. Kerr	43	Vice President of Eastern Region

(1)	As of December 31, 2001.

      Steven Vick’s biography appears under “Proposal No. 1 — Election of Directors to the Board of Directors.”

      Sandra Campbell joined the Company as Senior Vice President, General Counsel and Secretary in January of 1998. Ms. Campbell has over 20 years of experience in practicing law in real property, secured transactions and general business law. Prior to joining the Company, she was a partner in the law firm of Bullivant Houser Bailey where she was employed from April 1995 to January 1998. From January 1992 to April 1995, Ms. Campbell served as Chief Legal Counsel for First Fidelity Thrift & Loan Association.

      Nancy Gorshe joined the Company as Vice President of Community Relations in January of 1998 and currently serves as Chief Operating Officer. Ms. Gorshe has over twenty years of experience in the field of geriatric health, community and long-term care and housing. Prior to joining the Company, she was President of Franciscan ElderCare Corporation which is comprised of nursing homes, assisted living facilities, and subacute units in nursing homes and hospitals from 1993 to 1997. In addition, Ms. Gorshe has served as Executive Director of Providence Elderplace, a long-term care HMO.

      Drew Q. Miller joined the Company in March 2000 as Senior Vice President, Chief Financial Officer and Treasurer. Mr. Miller has over 16 years of senior finance and accounting experience in health care services. From 1996 to 2000, Mr. Miller served as Chief Executive Officer and President of Advantage Behavior Health, Inc., a southern California-based comprehensive behavioral management company. Prior to Advantage, he served as Chief Operating Officer and Chief Financial Officer of Comprehensive Care Corporation, a publicly traded company engaged in the development, delivery and management of behavioral services.

      M. Catherine Maloney joined the Company as Controller in June 1998, and currently serves as Vice President, Controller, and Chief Accounting Officer. Prior to joining the Company, Ms. Maloney was an Audit Manager with KPMG LLP.

      Ron W. Kerr joined the Company in May 1997, as Director of Operations Startup, and currently serves as Vice President of Eastern Region. Prior to joining the Company, Mr. Kerr was the Director of Business Development for Rehability Health Services, Inc. for three years. He received his M.S. in Occupational and Environmental Health in 1994 after having worked for Oxy USA, Inc. in different positions for 12 years.

EXECUTIVE COMPENSATION

      The following table set forth information concerning the compensation paid during the fiscal year ended December 31, 2001 to the Chief Executive Officer and each of the Company’s four other most highly compensated executive officers (collectively, the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
					Compensation Awards
		Annual Compensation(1)
					Securities
				Other	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation	Options(3)	Compensation

Wm. James Nicol(2)	2001	$360,000	$125,000	—	—	—
President, Chief Executive Officer and Chairman	2000	46,000	—	—	50,000	—
Sandra Campbell	2001	$214,000	$25,000	—	—	—
Senior Vice President,	2000	195,000	—	—	50,000	—
General Counsel and Secretary	1999	150,000	51,250	—	—	—
Drew Q. Miller(2)	2001	$209,000	$20,000	—	150,000	—
Senior Vice President, Chief Financial Officer and Treasurer	2000	145,000	—	—	150,000	—
Nancy I. Gorshe	2001	$189,000	$17,500	—	—	—
Senior Vice President and	2000	150,000	12,500	—	12,500	—
Chief Operating Officer	1999	125,000	15,000	—	15,000	—
Ron W. Kerr	2001	$129,000	$12,500	—	—	—
Vice President of Eastern	2000	101,000	4,250	—	—	—
Region	1999	90,000	8,000	—	—	—

(1)	Excludes certain perquisites and other personal benefit amounts, such as car allowance, which, for any executive officer did not exceed, in the aggregate, the lesser of $50,000 or 10% of the total annual salary and bonus for such executive.

(2)	Mr. Nicol and Mr. Miller began their employment with the Company in November 2000 and March 2000, respectively. Mr. Nicol was appointed President and Chief Executive Officer in November 2000.

(3)	All options were cancelled, effective January 1, 2002, in accordance with the Plan.

Stock Option Grants in Last Fiscal Year

      There were no stock option grants to any of the Named Executive Officers during the 2001 fiscal year. In addition, no stock options were exercised by any of the Named Executive Officers during the 2001 fiscal year and all outstanding options were cancelled, effective January 1, 2002, in accordance with the Plan.

COMPLIANCE WITH SECTION 16(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Exchange Act requires the Company’s officers, directors and greater than ten-percent stockholders to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Such persons or entities are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the knowledge of the Company, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended

December 31, 2001, each of the Company’s officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

INDEPENDENT PUBLIC ACCOUNTANTS

      KPMG LLP audited the Company’s financial statements for the period ended December 31, 2001, and have been the Company’s auditors since November 3, 1995. A representative of KPMG LLP is expected to be present at the May 8, 2002 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

Audit Fees

      The aggregate fees billed for professional services rendered by KPMG LLP in connection with the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2001 and the reviews of financial statements included in the Company’s reports on Form 10-Q during 2001 were $392,377, including $79,750 billed in connection with audit procedures performed related to reorganization and fresh start accounting.

Financial Information Systems Design and Implementation Fees

      KPMG LLP did not render any professional services to the Company of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the 2001 fiscal year.

All Other Fees

      The aggregate fees billed for services rendered by KPMG LLP, other than fees for the services referenced under the captions “Audit Fees” and “Financial Information Systems Designs and Implementation Fees,” during the 2001 fiscal year were $424,666.

      The Audit Committee of the Board of Directors has considered whether the provision of the information technology services and non-audit services is compatible with maintaining the independence of KPMG LLP.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

      The proxy rules adopted by the Security and Exchange Commission provide that certain stockholder proposals must be included in the proxy statement for the Company’s Annual Meeting. For a proposal to be considered for inclusion in next year’s proxy statement and form of proxy, it must be received by the Company no later than December 16, 2002, and must otherwise comply with the applicable provisions of the Exchange Act and the Company’s Bylaws.

      Among other requirements, the Company’s Bylaws contain an advance notice provision that provides that for a stockholder proposal to be brought before and considered at the next annual meeting of stockholders or any other annual meeting, notice of the proposal must be delivered to or mailed and received at the principal executive offices of the Company no less than 50 days nor more than 75 days prior to the annual meeting. In the event that less than 60 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice must be received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting is mailed or public disclosure is made, whichever is earlier.

OTHER MATTERS

      The Board of Directors of the Company knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. Other business may properly come before the meeting, and in that event it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

      The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s directors and officers, without receiving any additional compensation, may solicit proxies personally or by telephone or telegraph. The Company will request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of the Common Stock and will reimburse them for their expenses in doing so. The Company has retained the services of American Stock Transfer Company, Inc. for an estimated cost of $12,000 (out-of-pocket expenses), to assist in the solicitation of proxies.

      The Company’s Annual Report to stockholders, including its audited financial statements for the year ended December 31, 2001, are being mailed herewith to all stockholders of record. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY, AT 11835 N.E. GLENN WIDING DRIVE, BUILDING E, PORTLAND, OREGON 97220-9057, TELEPHONE (503) 252-6233.

ALL STOCKHOLDERS ARE URGED TO COMPLETE,

SIGN AND RETURN THE ACCOMPANYING
PROXY CARD IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors

Sandra Campbell
Senior Vice President, General
Counsel and Secretary

Portland, Oregon

April 10, 2002

APPENDIX A

THE 2002 INCENTIVE AWARD PLAN

OF
ASSISTED LIVING CONCEPTS, INC.

      Assisted Living Concepts, Inc., a Nevada corporation, has adopted the 2002 Incentive Award Plan of Assisted Living Concepts, Inc. (the “Plan”), effective March 6, 2002, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one pertaining solely to the grant of Incentive Stock Options (as defined below), and one pertaining to the grant of all other Awards (as defined below).

      The purposes of the Plan are as follows:

(1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

      1.1.     “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

      1.2.     “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, “Awards”).

      1.3.     “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

      1.4.     “Award Limit” shall mean 100,000 shares of Common Stock, as adjusted pursuant to Section 11.3; provided, however, that solely with respect to Performance Awards granted pursuant to Section 8.2(b), Award Limit shall mean $100,000.

      1.5.     “Board” shall mean the Board of Directors of the Company.

      1.6.     “Change in Control” shall mean the occurrence of any of the following:

(a) the sale of all or substantially all of the assets of the Company and its CIC Subsidiaries, taken as a whole, to any Person or related group of Persons;

(b) the consummation of any consolidation or merger of the Company:

(i) in which the Company is not the continuing or surviving corporation, other than a consolidation or merger:

(1) with a wholly-owned CIC Subsidiary of the Company in which all of the common stock of the Company outstanding immediately prior to the effectiveness thereof is changed into or exchanged for the same consideration, or

(2) in which the stockholders of the Company immediately prior to the consummation of such consolidation or merger own greater than 50% of the total voting power of all classes of capital shares of the continuing or surviving corporation immediately following the consummation of such consolidation or merger; or

(ii) pursuant to which the shares of common stock of the Company are converted into cash, securities, or other property, unless the stockholders of the Company immediately prior to the consummation of such consolidation or merger own greater than 50% of the total voting power of all classes of capital shares of the continuing or surviving corporation immediately following the consummation of such consolidation or merger;

(c) the acquisition by any Person individually or any Persons (in each case other than any Person who is a holder of more than 5% of all classes of capital shares of the Company as of January 1, 2002) acting together that would constitute a “group” for purposes of Section 13(d) of the Exchange Act, together with any affiliates thereof, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of greater than 50% of the total voting power of all classes of capital shares of the Company entitled to vote generally in the election of directors of the Company; or

(d) the first day on which a majority of members of the Board are not Continuing Directors.

      Notwithstanding clause (a) of this definition of “Change in Control,” a Change in Control will not be deemed to have occurred as a result of a transaction in which either (1) the holders of the shares of common stock of the Company immediately prior to the sale of all or substantially all of the Company’s assets have, directly or indirectly, at least a majority of the shares of common stock of the corporation to which such assets were sold immediately after such asset sale; or (2) the holders of the shares of common stock of the Company immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the shares of common stock of the continuing or surviving corporation immediately after such consolidation or merger.

      Notwithstanding clause (c) of this definition of “Change in Control,” a Change in Control will not be deemed to have occurred solely by virtue of any of the following Persons filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form, or report) under the Exchange Act disclosing beneficial ownership by it of shares or securities of the Company, of greater than 50% of the total voting power referred to in clause (c) of the foregoing definition or otherwise: (1) the Company; (2) any CIC Subsidiary; (3) any employee share purchase plan, share option plan, or other share incentive plan or program; (4) any retirement plan or automatic dividend reinvestment plan; or (5) any substantially similar plan of the Company or any CIC Subsidiary or any Person holding securities of the Company for or pursuant to the terms of any such employee benefit plan.

      For purposes of this Section 1.6, “CIC Subsidiary” shall mean a “Subsidiary,” as defined in that certain Indenture, dated as of January 1, 2002 between the Company, Carriage House Assisted Living, Inc., Home and Community Care, Inc., and ALC Indiana, as guarantors, and BNY Midwest Trust Company, an Illinois trust company, as trustee.

      1.7.     “Code” shall mean the Internal Revenue Code of 1986, as amended.

      1.8.     “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

      1.9.     “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

      1.10.     “Company” shall mean Assisted Living Concepts, Inc., a Nevada corporation.

      1.11.     “Consultant” shall mean any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

      1.12.     “Continuing Director” shall mean, as of any date of determination, any member of the Board who:

(a) was a member of such Board on January 1, 2002; or

(b) was nominated for election or elected to such Board with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

      1.13.     “Deferred Stock” shall mean Common Stock awarded under Article VIII of the Plan.

      1.14.     “Director” shall mean a member of the Board.

      1.15.     “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

      1.16.     “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.17.     “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

      1.18.     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      1.19.     “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq (but not the Nasdaq National Market) or a successor quotation system or the over-the-counter bulletin board system, or is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date, or (c) if Common Stock is not publicly traded on an exchange and not quoted in a manner described in subparagraph (b) above, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

      1.20.     “Holder” shall mean a person who has been granted or awarded an Award.

      1.21.     “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

      1.22.     “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

      1.23.     “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

      1.24.     “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

      1.25.     “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

      1.26.     “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

      1.27.     “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

      1.28.     “Plan” shall mean the 2002 Incentive Award Plan of Assisted Living Concepts, Inc.

      1.29.     “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

      1.30.     “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

      1.31.     “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

      1.32.     “Securities Act” shall mean the Securities Act of 1933, as amended.

      1.33.     “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

      1.34.     “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

      1.35.     “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      1.36.     “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

      1.37.     “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      1.38.     “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

      1.39.     “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

      2.1.     Shares Subject to Plan.

      (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock. Subject to adjustment as provided in Section 11.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed 650,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

      (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

      2.2.     Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

GRANTING OF AWARDS

      3.1.     Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      3.2.     Provisions Applicable to Section 162(m) Participants.

      (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

      (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

      (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

      (d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

      3.3.     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      3.4.     Consideration. The Award Agreement may provide that in consideration of the granting of an Award under the Plan, the Holder shall agree to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

      3.5.     At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES,

CONSULTANTS AND INDEPENDENT DIRECTORS

      4.1.     Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

      4.2.     Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

      4.3.     Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

      4.4.     Granting of Options to Employees and Consultants.

      (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

      (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

      (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

      4.5.     Granting of Options to Independent Directors. During the term of the Plan, each person who is an Independent Director as of the date on which the Board approves the Plan (the “Board Approval Date”) automatically shall be granted (a) an Option to purchase 2,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the Board Approval Date, and (b) an Option to purchase 500 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of stockholders after the Board Approval Date at which the Independent Director is re-elected to the Board. During the term of the Plan, a person who is initially elected to the Board after the Board Approval Date and who is an Independent Director at the time of such initial election automatically shall be granted (x) an Option to purchase 2,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of such initial election, and (y) an Option to purchase 500 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of stockholders after such initial election at which the Independent Director is re-elected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (x) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (y) of the preceding sentence. Options granted pursuant to clauses (a) and (x) of this Section 4.5 are hereinafter referred to as “Initial Options,” and Options granted pursuant to clauses (b) and (y) of this Section 4.5 are hereinafter referred to as “Subsequent Options”.

      4.6.     Options in Lieu of Cash Compensation. To the extent permitted by applicable law, Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

TERMS OF OPTIONS

      5.1.     Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and:

(a) In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

(b) In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

      5.2.     Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning

(within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

      5.3.     Option Vesting.

      (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

      (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

      (c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

      5.4.     Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Initial Options granted to Independent Directors shall become vested and exercisable in cumulative installments of one third ( 1/3) of the shares subject thereto on the date of each of the first, second and third annual meetings of stockholders after the date on which the Initial Option is granted. Subsequent Options granted to Independent Directors shall become vested and exercisable with respect to 100% of the shares subject thereto on the date of the first annual meeting of stockholders after the date on which the Subsequent Option is granted. Subject to Section 6.6, the term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted, except that any Option granted to an Independent Director may by its terms become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company’s retirement policy applicable to directors. Notwithstanding the foregoing, no portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

      5.5.     Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b) The aggregate exercise price thereof;

does not exceed the excess of:

(c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d) The aggregate exercise price of such shares.

ARTICLE VI.

EXERCISE OF OPTIONS

      6.1.     Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

      6.2.     Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

      6.3.     Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

      6.4.     Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

      6.5.     Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

      6.6.     Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of 12 months from the date of the Holder’s death;

(b) The expiration of 12 months from the date of the Holder’s Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

(c) The expiration of six months from the date of the Holder’s Termination of Directorship for any reason other than such Holder’s death or his or her permanent and total disability, unless the Holder dies within said six-month period; or

(d) The expiration of 10 years from the date the Option was granted.

      6.7.     Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

      7.1.     Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

      7.2.     Award of Restricted Stock.

(a) The Committee may from time to time, in its absolute discretion:

(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

      7.3.     Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

      7.4.     Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of

Consultancy, without cause or following any Change in Control of the Company or because of the Holder’s retirement, or otherwise.

      7.5.     Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder’s retirement, or otherwise.

      7.6.     Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

      7.7.     Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

      7.8.     Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

      8.1.     Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award.

      8.2.     Performance Awards.

      (a) Any key Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or Consultant.

      (b) Without limiting Section 8.2(a), the Committee may grant Performance Awards to any Section 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to Section 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a Section 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any calendar year.

      8.3.     Dividend Equivalents.

      (a) Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

      (b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

      (c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

      (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

      8.4.     Stock Payments. Any key Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

      8.5.     Deferred Stock. Any key Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

      8.6.     Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

      8.7.     Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

      8.8.     Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

      8.9.     Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

      9.1.     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

      9.2.     Coupled Stock Appreciation Rights.

      (a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

      (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

      (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

      9.3.     Independent Stock Appreciation Rights.

      (a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided, that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

      (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms)

and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

      9.4.     Payment and Limitations on Exercise.

      (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

      (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE X.

ADMINISTRATION

      10.1.     Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

      10.2.     Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

      10.3.     Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      10.4.     Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

      10.5.     Delegation of Authority to Grant Awards. To the extent permitted by applicable law, the Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XI.

MISCELLANEOUS PROVISIONS

      11.1.     Not Transferable.

      (a) Except as otherwise provided in Section 11.1(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) above; and

(iii) During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

      (b) Notwithstanding Section 11.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 11.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

      11.2.     Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within 12 months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

(a) The expiration of 10 years from the date the Plan is adopted by the Board; or

(b) The expiration of 10 years from the date the Plan is approved by the Company’s stockholders under Section 11.4.

      11.3.     Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

      (a) Subject to Section 11.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award.

      (b) Subject to Sections 11.3(b)(vii), 11.3(c) and 11.3(e), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

(iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

(vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

(vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

      (c) Notwithstanding any other provision of the Plan, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the optionee shall have the right to exercise the Option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the optionee that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this Section 11.3(c), the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each share of optioned stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of optioned stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      (d) Subject to Sections 11.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

      (e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

      (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      11.4.     Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that no Incentive Stock Option granted prior to stockholder approval shall be exercisable or vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Incentive Stock Options previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

      11.5.     Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

      11.6.     Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of

Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

      11.7.     Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

      11.8.     Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      11.9.     Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      11.10.     Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

      11.11.     Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Oregon without regard to conflicts of laws thereof.

*     *     *

APPENDIX B

ASSISTED LIVING CONCEPTS, INC.

AUDIT COMMITTEE CHARTER

(As Adopted March 28, 2000 and Modified May 3, 2000 and April 10, 2002)

Purpose

      The purpose of the Audit Committee (the “Committee”) is to provide assistance to the Board of Directors (the “Board”) of Assisted Living Concepts, Inc. (the “Company”) in fulfilling the Board’s oversight responsibilities regarding the Company’s accounting and system of internal controls, the quality and integrity of the Company’s financial reports and the independence and performance of the Company’s outside auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, members of the Board, the outside auditor and the financial management of the Company.

      In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Nevada Revised Statutes. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Nevada Revised Statutes to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts such at the outside auditor.

Membership

      The Committee shall consist of at least three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the “independence” requirements of the American Stock Exchange, provided that one member who is not independent and is not a current employee or an immediate family member of an employee may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or must be able to do so within a reasonable period of time after his or her appointment to the Committee. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background (including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities) which results in the Committee member’s financial sophistication.

Committee Organization and Procedures

      1.     The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

      2.     The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

      3.     The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

      4.     The Committee may, in its discretion, include in its meetings members of the Company’s financial management, representatives of the outside auditor, and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor or the internal auditor, if any, in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management’s presence. The Committee may likewise meet privately with management, as it deems appropriate.

      5.     The Committee may, in its discretion, utilize the services of the Company’s regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

Responsibilities

     Outside Auditor

      6.     The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company’s annual financial statements and related services. In this regard, the Committee shall select and periodically evaluate the performance of the outside auditor and, if necessary, recommend that the Board replace the outside auditor. As appropriate, the Committee shall recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders.

      7.     The Committee shall approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

      8.     The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor’s report to satisfy itself of the auditor’s independence.

     Annual Audit

      9.     The Committee shall meet in person or by conference telephone call with the outside auditor and management of the Company in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

      10.     The Committee shall review and discuss the audited financial statements with the outside auditor and the management of the Company.

      11.     The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates or the disclosures in the financial statements.

      12.     The Committee shall, based on the review and discussions in paragraphs 10 and 11 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 8 above, recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

     Quarterly Review

      13.     The outside auditor is required to review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q. The Committee shall discuss with management and the outside auditor in person or by conference telephone call the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this discussion.

     Internal Controls

      14.     The Committee shall discuss with the outside auditor, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

      15.     The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

     Internal Audit

      16.     The Committee shall discuss at least annually with the internal auditor, if any, the activities and organizational structure of the Company’s internal audit function and the qualifications of the primary personnel performing such function.

      17.     Management shall furnish to the Committee a copy of each audit report prepared by the internal auditor of the Company, if any.

      18.     The Committee shall, at its discretion, meet with the internal auditor, if any, to discuss any reports prepared by him or her or any other matters brought to the attention of the Committee by the internal auditor.

      19.     The internal auditor, if any, shall be granted unfettered access to the Committee.

     Other Responsibilities

      20.     The Committee shall review and reassess the Committee’s charter at least annually and submit any recommended changes to the Board for its consideration.

      21.     The Committee shall provide the report for inclusion in the Company’s Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

      22.     The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee’s actions and recommendations, if any.

ASSISTED LIVING CONCEPTS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS — MAY 8, 2002

    The undersigned hereby appoints Steven L. Vick and Drew Q. Miller as proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side of this Proxy Card, the shares held of record by the undersigned at the annual meeting of stockholders of Assisted Living Concepts, Inc. (the “Company”), to be held on May 8, 2002 at 3:00 p.m. local time, at the corporate offices of the Company located at 11835 N.E. Glenn Widing Drive, Building E, Portland, Oregon, and at any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to vote if personally present on the proposals set forth on the reverse side of this card (and as more particularly set forth in the Notice of Meeting enclosed herewith) and, in accordance with his discretion, on such other business that may properly come before the meeting and any adjournment or postponement thereof.

    ALL SHARES OF THE COMPANY’S COMMON STOCK THAT ARE REPRESENTED AT THE ANNUAL MEETING BY PROPERLY EXECUTED PROXIES RECEIVED PRIOR TO OR AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE OF THIS CARD. IF NO INSTRUCTIONS FOR THE PROPOSALS ARE INDICATED ON AN EXECUTED PROXY CARD, SUCH PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS AS SET FORTH HEREIN WITH RESPECT TO SUCH PROPOSALS.

Please mark your votes as in this example, using dark ink only   ☒

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL ONE:

1.   Election of Directors:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Nominees: W. Andrew Adams, Andre C. Dimitriadis, Richard C. Ladd, Mark Holliday,

Matthew G. Patrick, Leonard M. Tannenbaum, Steven L. Vick

☐	FOR, except vote withheld from the following nominee(s):

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL TWO:

2.   Approval of 2002 Incentive Award Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE SIGN AND DATE THE REVERSE SIDE

3.	In their discretion, the proxies are authorized to transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

If you plan to attend the Annual Meeting of Stockholders, please mark the following box   ☐   and promptly return this Proxy Card.

    THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL NO. ONE AND FOR THE APPROVAL OF THE 2002 INCENTIVE AWARD PLAN AS SET FORTH IN PROPOSAL NO. TWO.

NOTE: If you receive more than one Proxy Card, please date and sign each Proxy Card and return all Proxy Cards in the enclosed envelope.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED.

    Please sign and date below and return promptly in the enclosed postage-paid envelope.

x

x

Date: , 2002.

Signature

Signature if held jointly

IMPORTANT: Signatures of stockholders should correspond exactly with the names shown on the Proxy Card. Attorneys, trustees, executors, administrators, guardians and others signing in a representative capacity should designate their full titles. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Joint owners should both sign.